UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020 (June 30, 2020)
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

DE	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood, Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2020, HollyFrontier Corporation (the “Corporation”) entered into an Amended and Restated Consulting Agreement and Release with James M. Stump (the “Amended Agreement”). The Amended Agreement amends and restates in its entirety the Consulting Agreement and Release between the Corporation and Mr. Stump dated February 27, 2020 (the “Original Agreement”). Mr. Stump retired from the Corporation on June 30, 2020.

Pursuant to the terms of the Amended Agreement, Mr. Stump will assist in the orderly transition of his duties and knowledge and will assist with the Corporation’s previously announced renewable diesel facility project in Cheyenne, WY. The term of the consulting period began July 1, 2020 and ends on the earlier to occur of the mechanical completion of the renewable diesel facility in Cheyenne, WY and the termination of the Amended Agreement by either party. As consideration for his services, the Corporation will pay Mr. Stump a retainer of $49,000 per month and a completion bonus, with a target of $300,000 and a maximum of $600,000, upon the mechanical completion of the renewable diesel facility in Cheyenne, WY. The amount of the completion bonus will be based on safety, project timeline and budget metrics with respect to the Cheyenne renewable diesel facility conversion project, with such metrics to be determined by the Chief Executive Officer of the Corporation within 90 days of the execution date of the Amended Agreement. The term of the non-compete covenant in the Agreement will run concurrently with the term of the consulting period. The other material terms of the Original Agreement remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Vaishali S. Bhatia
Vaishali S. Bhatia
Senior Vice President and General
Counsel

Date: July 1, 2020